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EXHIBIT 10.A.8


                              INDEMNIFICATION AGREEMENT


    This Indemnification Agreement ("Agreement") is made as of this ____ day of ____, 1997 by and between Apple Computer, Inc., a California corporation (the "Company"), and _________ ("Indemnitee").

    WHEREAS, the Company and Indemnitee recognize the difficulty in obtaining directors' and officers' liability insurance that fully and adequately covers directors and officers for their acts and omissions on behalf of the Company and its subsidiaries;

    WHEREAS, the Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting officers and directors to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited;

    WHEREAS, Indemnitee does not regard the current protection available as adequate under the present circumstances, and Indemnitee and other officers and directors of the Company may not be willing to continue to serve as officers and directors without additional protection; and

    WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as officers and directors of the Company and to indemnify its officers and directors so as to provide them with the maximum protection permitted by law.

    NOW, THEREFORE, the Company and Indemnitee hereby agree as follows:

    1.   INDEMNIFICATION.

         (a) THIRD PARTY PROCEEDINGS. The Company shall indemnify Indemnitee if Indemnitee is or was a party or is threatened to be made a party to any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company or a Subsidiary (as hereinafter defined), by reason of any action or inaction on the part of Indemnitee while a director, officer, employee or agent or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including reasonable attorneys' fees), judgments, fines and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) actually and reasonably incurred by Indemnitee in connection with such action or proceeding unless the Company shall establish, in accordance with the procedures described in subsection 2(c) of this Agreement, that Indemnitee did not act in good faith and in a manner Indemnitee reasonably believed to be in the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful. The termination of any action or proceeding by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption (i) that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in the best interests of the Company, or
(ii) with respect to any criminal action or proceeding, that Indemnitee had reasonable cause to believe that Indemnitee's conduct was unlawful.

         (b) PROCEEDINGS BY OR IN THE RIGHT OF THE COMPANY. The Company shall indemnify Indemnitee if Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action or proceeding by or in the right of the Company or any Subsidiary of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or any Subsidiary of the Company, by reason of


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any action or inaction on the part of Indemnitee while a director, officer, employee or agent or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including reasonable attorneys' fees) and, to the fullest extent permitted by law, amounts paid in settlement, in each case to the extent actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such action or proceeding unless the Company shall establish, in accordance with the procedures described in subsection 2(c) of this Agreement, that Indemnitee did not act in good faith and in a manner Indemnitee reasonably believed to be in the best interests of the Company and its shareholders, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company in the performance of Indemnitee's duty to the Company or any Subsidiary of the Company unless and only to the extent that the court in which such action or proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for expenses or amounts paid in settlement and then only to the extent that the court shall determine.

    2.   EXPENSES; INDEMNIFICATION PROCEDURE.

         (a) ADVANCEMENT OF EXPENSES. The Company shall advance all reasonable expenses incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of any civil or criminal action or proceeding referenced in subsection 1(a) or 1(b) of this Agreement (but not amounts actually paid in settlement of any such action or proceeding). Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company as authorized hereby. The advances to be made hereunder shall be paid by the Company to Indemnitee within twenty (20) days following delivery of a written request therefor by Indemnitee to the Company.

         (b) NOTICE/COOPERATION BY INDEMNITEE. Indemnitee shall, as a condition precedent to his right to be indemnified or be advanced expenses under this Agreement, give the Company notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

         (c) PROCEDURE. Any indemnification provided for in Section 1 of this Agreement shall be made no later than forty-five (45) days after the resolution (by judgment, settlement, dismissal or otherwise) of the claim to which indemnification is sought. If a claim under this Agreement, under any statute, or under any provision of the Company's Articles of Incorporation or By-laws providing for indemnification, is not paid in full by the Company within such period, Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the claim and, subject to
Section 14 of this Agreement, Indemnitee shall also be entitled to be paid for the expenses (including reasonable attorneys' fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action or proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company, and Indemnitee shall be entitled to receive interim payments of expenses pursuant to subsection 2(a) of this Agreement unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. It is the parties' intention that if the Company contests Indemnitee's right to indemnification, the question of Indemnitee's right to indemnification shall be for the court to decide, and neither the failure of the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its shareholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its shareholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

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         (d)  NOTICE TO INSURERS.  If, at the time of the receipt of a notice of a claim pursuant to subsection 2(b) of this Agreement, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

         (e) RELATIONSHIP TO OTHER SOURCES. Indemnitee shall not be required to exercise any rights against any other parties (for example, under any insurance policy purchased by the Company, Indemnitee or any other person or entity) before Indemnitee enforces this Agreement. However, to the extent the Company actually indemnifies Indemnitee or advances expenses, the Company shall be entitled to enforce any such rights which Indemnitee may have against third parties. Indemnitee shall assist the Company in enforcing those rights if the Company pays Indemnitee's reasonable costs and expenses of doing so.

         (f) SELECTION OF COUNSEL. In the event the Company shall be obligated under subsection 2(a) of this Agreement to pay the expenses of any proceeding against Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that (i) Indemnitee shall have the right to employ his counsel in any such proceeding at Indemnitee's expense; and
(ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense or (C) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the reasonable fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

    3.   ADDITIONAL INDEMNIFICATION RIGHTS; NONEXCLUSIVITY.

         (a) SCOPE. Notwithstanding any other provision of this Agreement, the Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Articles of Incorporation, the Company's By-Laws or by statute. In the event of any change, after the date of this Agreement, in any applicable law, statute or rule which expands the right of a California corporation to indemnify a member of its or a Subsidiary's board of directors or an officer, such changes shall be, IPSO FACTO, within the purview of Indemnitee's rights and the Company's obligations, under this Agreement. In the event of any change in any applicable law, statute or rule which narrows the right of a California corporation to indemnify a member of its or a Subsidiary's Board of Directors or an officer, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement shall have no effect on this Agreement or the parties' rights and obligations hereunder.

         (b) NONEXCLUSIVITY. The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Company's Articles of Incorporation, its By-Laws, any agreement, any vote of shareholders or disinterested directors, the General Corporation Law of the State of California, or otherwise, both as to action in Indemnitee's official capacity and as to action or inaction in another capacity while holding such office. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though he may have ceased to serve in such capacity at the time of any action or other covered proceeding is commenced.

    4. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by him in the investigation, defense, appeal or settlement of any civil or criminal action or proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.


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    5.   MUTUAL ACKNOWLEDGMENT.  Both the Company and Indemnitee acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

    6. DIRECTORS' AND OFFICERS' LIABILITY INSURANCE. The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Company with coverage for losses from wrongful acts, or to ensure the Company's performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all policies of directors' and officers' liability insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if Indemnitee is a director; or of the Company's officers, if Indemnitee is not a director of the Company but is an officer. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if Indemnitee is covered by similar insurance maintained by a Subsidiary or parent of the Company.

    7. SEVERABILITY. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company's inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 7. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

    8. EXCEPTIONS. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

         (a) EXCLUDED ACTS. To indemnify Indemnitee for any acts or omissions or transactions from which a director, officer, employee or agent may not be relieved of liability under applicable law.

         (b) CLAIMS INITIATED BY INDEMNITEE. To indemnify or advance expenses to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under
Section 317 of the California General Corporation Law, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors has approved the initiation or bringing of such suit; or

         (c) LACK OF GOOD FAITH. To indemnify Indemnitee for any expenses incurred by the Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous; or

         (d) INSURED CLAIMS. To indemnify Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) which have been paid directly to Indemnitee by an insurance carrier under a policy of directors' and officers' liability insurance maintained by the Company; or


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         (e)  CLAIMS UNDER SECTION 16(b).  To indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

    9.   EFFECTIVENESS OF AGREEMENT; TERM.

         (a) This Agreement shall be effective as of the date set forth on the first page and shall apply to acts or omissions of Indemnitee which occurred prior to such date if Indemnitee was an officer, director, employee or other agent of the Company or any Subsidiary, or was serving at the request of the Company or any Subsidiary as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, at the time such act or omission occurred.

         (b) The Company's obligations under this Agreement shall continuously, irrevocably and perpetually cover Indemnitee's covered acts and omissions which occur during the period ending two years after the date of this Agreement. Thereafter, such coverage shall extend to Indemnitee's acts and omissions which occur during succeeding 12-month periods, and shall continue until the end of the 12-month extension period during which the Company gives Indemnitee written notice of termination of the continuity of such coverage; provided, however that (a) such notice of termination shall only be effective if it is received by Indemnitee at least six months prior to the end of the 12-month extension period which is intended by the Company to be the final 12-month extension period, and (b) such coverage shall continue until the end of such final 12-month extension period. In any event, the Company's obligations under this Agreement shall continue perpetually with regard to covered acts and omissions occuring during the period covered by this Agreement (including all of the 12-month extension periods as set forth above), notwithstanding the giving of any such notice of termination or any other circumstance whatsoever.

    10.  CONSTRUCTION OF CERTAIN PHRASES.

         (a) For purposes of this Agreement, the term "Company" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that if Indemnitee is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

         (b) For purposes of this Agreement, the term "Subsidiary" shall include a corporation, company or other entity

                   (i) 50% or more of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or

                   (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but 50% or more of whose ownership interest representing the right to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company, or one or more Subsidiaries.

         (c) For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries.

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    11.  COUNTERPARTS.  This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

    12. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of Indemnitee and Indemnitee's estate, heirs, legal representatives and assigns.

    13. ATTORNEYS' FEES. In the event that any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that Indemnitee's material defenses to such action were made in bad faith or were frivolous.

    14. NOTICE. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee, on the date of such receipt, (ii) if mailed by domestic certified or registered mail with postage prepaid, on the fifth business day after the date postmarked, or (iii) if sent by confirmed telex or facsimile, on the date sent. Notices shall be addressed as follows:

         (a)  if to the Company:

         Apple Computer, Inc.
         1 Infinite Loop, Mail Stop 75-8A
         Cupertino, California 95014
         Telephone:  (408) 996-1010
         Facsimile:  (408) 974-8530
         Attention: General Counsel;

         (b) if to Indemnitee, to the address of Indemnitee set forth under Indemnitee's signature below;

or to such other address or attention of such other person as any party shall advise the other parties in writing.

    15. CONSENT TO JURISDICTION; CHOICE OF VENUE. The Company and Indemnitee each hereby irrevocably consents to the jurisdiction of the courts of the State of California and the federal courts within the State for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the United States District Court for the Northern District of California and any California State court within that District.

    16. CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND ITS PROVISIONS CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA AS APPLIED TO CONTRACTS BETWEEN CALIFORNIA RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN CALIFORNIA.


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    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                                 APPLE COMPUTER, INC.



                                                 By:
                                                    -------------------------
                                                      Nancy R. Heinen
                                                      Sr. Vice President,
                                                      General Counsel and
                                                      Secretary


AGREED TO AND ACCEPTED:
INDEMNITEE:


-----------------------------
(name)

Address:



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